EXHIBIT 10.20





                   AMENDMENT NO. 1 TO JOINT VENTURE AGREEMENT




          AMENDMENT dated as of December 20, 1995 between TIOXIDE AMERICAS INC., a Delaware corporation (the "Tioxide Partner") and KRONOS LOUISIANA, INC., a Delaware corporation (the "Kronos Partner").


                              W I T N E S S E T H :


          WHEREAS, the parties hereto have heretofore entered into a Joint Venture Agreement dated as of October 18, 1993 (the "Joint Venture Agreement"); and

          WHEREAS, the parties hereto desire to amend the Joint Venture Agreement to provide for the right of either the Tioxide Partner or the Kronos Partner to prepay the indebtedness incurred by the Joint Venture under the Credit Agreement by making one or more loans to the Joint Venture.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Joint Venture Agreement shall have the meaning assigned to such term in the Joint Venture Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Joint Venture Agreement as amended hereby.

          SECTION 2.  Amendment of Section 1.01 of the Joint Venture Agreement.
(a) The definition of "Fair Market Value" in Section 1.01 of the Joint Venture Agreement is amended by adding at the end of the parenthetical in clause (i) of the first sentence thereof the following phrase:

          "; provided that the obligations of the Joint Venture incurred under the Tioxide Partner Note and the Kronos Partner Note shall not be treated as Debt, liabilities or other obligations of the Joint Venture outstanding at such time."

     (b) The definition of "Tranche A Debt" in Section 1.01 of the Joint Venture Agreement is amended by adding at the end thereof the following phrase: "and provided further that for all purposes of the preceding proviso all payments made by the Joint Venture intended to be applied in respect of the Tranche A Debt with the proceeds of any Tioxide Partner Note shall be deemed to have been so applied."

     (c) The definition of "Tranche B Debt" in Section 1.01 of the Joint Venture Agreement is amended by adding at the end thereof the following phrase: "and provided further that for all purposes of the preceding proviso all payments made by the Joint Venture intended to be applied in respect of the Tranche B Debt with the proceeds of any Kronos Partner Note shall be deemed to have been so applied."

     (d) The following additional definitions are hereby added in alphabetical order in Section 1.01:

          "Partner's JV Interest Proceeds" means proceeds from the disposition of any interest in the Joint Venture, which interest is held by or attributable to the holder of any Tioxide Partner Note or any Kronos Partner Note or which interest is held by or attributable to any affiliate of such holder.

          "Kronos Partner Note" means a duly executed Note issued by the Joint Venture to the Kronos Partner pursuant to Section 12.07 of this Agreement.

          "Tioxide Partner Note" means a duly executed Note issued by the Joint Venture to the Tioxide Partner pursuant to Section 12.07 of this Agreement.

          SECTION 3. Amendment of Section 3.03(c) of the Joint Venture Agreement. (a) Section 3.03(c) of the Joint Venture Agreement is amended by adding in clause second of the first sentence of Section 3.03(c), after the word "Debt" each time such word appears in such clause second, the following phrase:

          "(provided that the obligations of the Joint Venture incurred under any Tioxide Partner Note or any Kronos Partner Note shall not be treated as Debt of the Joint Venture)"

     (b) Section 3.03(c) of the Joint Venture Agreement is amended by adding at the end of clause third of the first sentence of Section 3.03(c) the following phrase:

               "; provided that all amounts paid pursuant to this clause third shall be deemed to be Partner's JV Interest Proceeds and shall be deemed applied to satisfy in full the obligations of the Joint Venture under all Tioxide Partner Note(s) if the Defaulting Partner is the Tioxide Partner or under all Kronos Partner Note(s) if the Defaulting Partner is the Kronos Partner."

          SECTION 4. Amendment of Section 3.03(d) of the Joint Venture Agreement. Section 3.03(d) of the Joint Venture Agreement is amended by adding at the end of clause (ii) of the first sentence thereof and immediately prior to the word "and" the following phrase:

          "; provided that the obligations of the Joint Venture incurred under any Tioxide Partner Note or any Kronos Partner Note shall not be treated as Debt of the Joint Venture"

          SECTION 5. Amendment of Section 3.03(e) of the Joint Venture Agreement. (a) Section 3.03(e) of the Joint Venture Agreement is amended by adding at (A) the end of the definition of "AD" in clause (ii) of the first sentence thereof and (B) at the end of clause third of the second sentence thereof and immediately prior to the word "and", the following phrase in each place:

          " (provided that the obligations of the Joint Venture incurred under any Tioxide Partner Note or any Kronos Partner Note shall not be treated as Debt of the Joint Venture)"

     (b) Section 3.03(e) of the Joint Venture Agreement is amended by adding at the end of clause fourth in the second sentence thereof the following phrase:

          "; provided that all amounts paid pursuant to this clause fourth shall be deemed to be Partner's JV Interest Proceeds and shall be deemed applied to satisfy in full the obligations of the Joint Venture under all Tioxide Partner Note(s) if the Defaulting Partner is the Tioxide Partner or under all Kronos Partner Note(s) if the Defaulting Partner is the Kronos Partner."

          SECTION 6.  Amendment of Section 4.03 of the Joint Venture Agreement.
(a) Section 4.03 of the Joint Venture Agreement is amended by adding at the end of clause second and immediately prior to the semi-colon the following phrase:

          "; provided that the obligations of the Joint Venture incurred under any Tioxide Partner Note or any Kronos Partner Note shall not be treated as Debt of the Joint Venture."

     (b) Section 4.03 of the Joint Venture Agreement is amended by adding at the end of clause fourth in the first sentence thereof the following phrase:

          "; provided that all amounts paid pursuant to this clause fourth shall be deemed to be Partner's JV Interest Proceeds and shall be deemed applied to satisfy in full the obligations of the Joint Venture under all Tioxide Partner Note(s) if the Electing Partner is the Tioxide Partner or under all Kronos Partner Note(s) if the Electing Partner is the Kronos Partner."

          SECTION 7.  Amendment of Section 4.06 of the Joint Venture Agreement.
(a) Section 4.06 of the Joint Venture Agreement is amended by adding the following phrase after the phrase "Debt, liabilities and obligations" in clause
(a)(i) of the first sentence thereof:

          "(provided that the obligations of the Joint Venture to the Exiting Partner incurred under any Tioxide Partner Note or any Kronos Partner Note shall not be treated as Debt, liabilities or obligations)"

     (b) Section 4.06 of the Joint Venture Agreement is amended by adding the following phrase after the phrase "executory obligations" in clause
          (a)(ii) of the first sentence thereof:

          "(provided that the obligations of the Joint Venture to the Exiting Partner incurred under any Tioxide Partner Note or any Kronos Partner Note shall not be treated as executory obligations)"

     (c) Section 4.06 of the Joint Venture Agreement is amended by adding the following phrase after the phrase "Debt, liabilities and other obligations" in clause (b)(ii) of the first sentence thereof and in sub-clause (2) of the provided further clause of the first sentence thereof:

          "(provided that the obligations of the Joint Venture to the Exiting Partner incurred under any Tioxide Partner Note or any Kronos Partner Note shall not be treated as Debt, liabilities or other obligations)"

     (d) Section 4.06 of the Joint Venture Agreement is amended by changing the word "Purchasing" to "purchasing" the first time such term is used in
          Section 4.06.

     (e) Section 4.06 of the Joint Venture Agreement is amended by adding the following phrase after the phrase "Debt" each time such term is used in the "provided, however," clause of Section 4.06 and the first time such term is used in the "provided further" clause of Section 4.06:

          "(provided that the obligations of the Joint Venture to the Exiting Partner incurred under any Tioxide Partner Note or any Kronos Partner Note shall not be treated as Debt)"

     (f) Section 4.06 of the Joint Venture Agreement is amended by adding the following sentences at the end of such Section 4.06:

          "If the Exiting Partner is the Tioxide Partner, all Tioxide Partner Notes shall be deemed satisfied in full and the Tioxide Partner shall indemnify and hold harmless the Joint Venture and the purchasing Partner with respect to all obligations evidenced by a Tioxide Partner Note, and shall execute all documents reasonably requested by the Joint Venture or the purchasing Partner to evidence such indemnification and hold harmless obligations. If the Exiting Partner is the Kronos Partner, all Kronos Partner Notes shall be deemed satisfied in full and the Kronos Partner shall indemnify and hold harmless the Joint Venture and the purchasing Partner with respect to all obligations evidenced by a Kronos Partner Note, and shall execute all documents reasonably requested by the Joint Venture or the purchasing Partner to evidence such indemnification and hold harmless obligations."

          SECTION 8. Amendment of Section 12.07. A new Section 12.07 is added to the Joint Venture Agreement to read in its entirety as follows:

          "Section 12.07. Prepayment of Credit Agreement. The Partners agree that either Partner shall have the right in accordance with this Section
     12.07 to prepay (i) in case of the Tioxide Partner, all or any portion of the Tranche A Debt and (ii) in case of the Kronos Partner, all or any portion of the Tranche B Debt. If the Tioxide Partner elects to prepay all or any portion of the Tranche A Debt or the Kronos Partner elects to prepay all or any portion of the Tranche B Debt, the Partner so electing may provide to the Joint Venture the funds to effect such prepayment either through a capital contribution to that Partner's capital account in the Joint Venture or through a loan to the Joint Venture. If such Partner elects to provide the funds to the Joint Venture through a loan to the Joint Venture, the indebtedness incurred by the Joint Venture in connection with any such prepayment shall be evidenced by a note substantially in the form of Exhibit 4 to this Agreement. Any such note issued to the Tioxide Partner shall be referred to herein as a "Tioxide Partner Note" and any such note issued to the Kronos Partner shall be referred to herein as a "Kronos Partner Note." Any such note may be issued only if all necessary consents as are required at such time under the Credit Agreement and the Joint Venture Agreement have been obtained prior to such issuance. Prior to issuance of a Tioxide Partner Note, the Tioxide Partner shall deliver to the Joint Venture evidence reasonably satisfactory to the Joint Venture, including without limitation a representation and certification, that the Tioxide Partner has all necessary corporate power and authority and has taken all necessary corporate action to authorize the transaction to be evidenced by the Tioxide Partner Note. Prior to issuance of a Kronos Partner Note, the Kronos Partner shall deliver to the Joint Venture evidence, reasonably satisfactory to the Joint Venture, that the Kronos Partner has all necessary corporate power and authority and has taken all necessary corporate action to authorize the transaction to be evidenced by the Kronos Partner Note. No Tioxide Partner Note may be endorsed, assigned or otherwise transferred except to a Tioxide Group Member which transfer must be concurrent with the assignment of the Tioxide Partner's Percentage Interest to such Tioxide Group Member in accordance with the provisions of
     Section 4.01 of this Agreement. No Kronos Partner Note may be endorsed, assigned or otherwise transferred except to a Kronos Group Member which transfer must be concurrent with the assignment of the Kronos Partner's Percentage Interest to such Kronos Group Member in accordance with the provisions of Section 4.01 of this Agreement. In no event shall any loan pursuant to this Section 12.07 or any indebtedness evidenced by a Tioxide Partner Note or a Kronos Partner Note be deemed to be a Convertible Loan or Debt of the Joint Venture. In no event shall any loan pursuant to this
     Section 12.07 or any indebtedness evidenced by a Tioxide Partner Note or a Kronos Partner Note change either Partner's Percentage Interest, create, confer or be the basis for any voting, management, control or similar rights with respect to the Joint Venture or create, confer or be the basis for the exercise of creditor rights by the Tioxide Partner or the Kronos Partner or any other holder of such note, as the case may be, with respect to or in any manner whatsoever that would impair or adversely affect the rights of the other Partner."

          SECTION 9. Amendment of Section 13.05. (a) Section 13.05 of the Joint Venture Agreement is amended by adding at the end of clause first and in front of the semi-colon the following phrase:

          "(provided that the obligations of the Joint Venture incurred under any Tioxide Partner Note or any Kronos Partner Note shall not be treated as debt or liabilities of the Joint Venture)"

     (b) Section 13.05 of the Joint Venture Agreement is amended by adding at the end of clause second and in front of the semi-colon the following phrase:

          "(provided that all amounts so distributed shall be deemed to be Partner's JV Interest Proceeds and shall be deemed applied to satisfy in full the obligations of the Joint Venture under all Tioxide Partner Note(s) if distributed to the Tioxide Partner or under all Kronos Partner Note(s) if distributed to the Kronos Partner)"

     (c) Section 13.05 of the Joint Venture Agreement is amended by adding at the end of such Section a new sentence as follows:

          "Whether or not any Property or proceeds are distributed to the Partners under clause second above, upon distribution of all Property or proceeds of the Joint Venture, if any, pursuant to this Section 13.05, all Tioxide Partner Note(s) and Kronos Partner Note(s) shall be deemed satisfied in full."

          SECTION 10. Amendment of Section 13.06. Section 13.06 of the Joint Venture Agreement is amended by adding at the end of such Section a new sentence as follows: "Notwithstanding the foregoing or anything to the contrary in this Agreement, in no event shall any obligations of the Joint Venture under any Tioxide Partner Note or any Kronos Partner Note be treated as liabilities or obligations and no amounts shall be set aside or withheld in respect of any Tioxide Partner Note or Kronos Partner Note."

          SECTION 11. Addition of Exhibit 4. A new Exhibit 4 is hereby added to the Joint Venture Agreement which shall be in the form of Exhibit A to this Amendment.

          SECTION 12. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws of such State.

          SECTION 13. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                         TIOXIDE AMERICAS INC.


                         By /s/ John Collingwood
                           Title: President & CEO



                         KRONOS LOUISIANA, INC.


                         By /s/ Susan E. Alderton
                           Title: Vice President